PolarityTE®

Where Self Regenerates Self®

PolarityTE, Inc.
Nasdaq: PTE
November 2019

Forward-Looking Statement

This presentation contains forward-looking statements and projections. PolarityTE, Inc., (the "Company") makes no express or implied representation or warrant as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her or its own independent investigation. It must be recognized that estimates of the Company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the Company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "will," "may," "plans," "potential," "preliminary," "anticipates," "believes," "plans," "expects," "future," "intends" and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including those set forth in the sections titled "Risk Factors" in our filing with the Securities and Exchange Commission (the "SEC"). The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences. Any forward-looking statement in this presentation reflects our current view with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, industry and future growth. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

About PolarityTE, Inc.



A biotechnology company focused on transforming the lives of patients.

- We use a patient's own cells to generate new tissue.
- State of the art research facility to develop products based on our platform technology
- Centralized manufacturing facility based in Salt Lake City, Utah
- Over 150 employees*

PolarityTE®
Where Self Regenerates Self™

*as of November 2019

Company History

2015

First patent application filed

Formosa fire



2016

PolarityTE®

Company formed

2017

Lab established at Research Park



SkinTE™

SkinTE registered with FDA

First patient treated with SkinTE



2018

PolarityTE Campus established



IBEX Pre-clinical CRO acquired



OsteoTE™

OsteoTE registered with FDA

2019

Granted Canadian Patent

SkinTE Technology



PolarityTE manufactures products that take advantage of innate cellular micro-aggregates which contain progenitor cells that maintain the ability to regenerate structural tissues

How to Use SkinTE

SkinTE™

- First FDA-registered product capable of regenerating functionally normal skin
- Shown to regenerate full thickness skin with all layers (epidermis, dermis and hypodermis) and appendages (hair follicles and sebaceous glands)
- SkinTE has produced function (sensation, sweat and pliability) and histology comparable to native skin, with limited contracture

SkinTE Harvest Box


SkinTE

Full-Thickness Skin Harvested


2 cm
1 cm

*Harvest size and location may vary

Skin Harvest Sent to Manufacturing Facility in Self Cooling Container



SkinTE Returned to Facility/Provider



SkinTE Deployed on Wound



SkinTE: Fully Functional, Full-Thickness Skin Product

Real Skin Matters

Skin is much more than a single layer of cells providing a barrier—skin is the largest organ of the human body and requires regeneration of all components for normal function.

- Sensation
- Immunity
- Sweating
- Sebum
- Hair growth
- Pliability


Hair
Epidermis
Hair follicle
Sweat gland
Dermis
Hypodermis

PolarityTE®
Where Self Regenerates Self™

Current Treatment Options



Scaffolds & Matrices—No Cells

- Lack living cells
- Limited ability to regenerate tissue
- Typically require secondary coverage with skin grafts



Allogeneic/Xenogeneic Cells & Tissues

- Risk of immune system rejection of foreign cells and tissue
- Can result in scarring
- Frequently require additional surgery to achieve full wound coverage



Split-Thickness Skin Grafts

- Skin is more than keratinocytes and fibroblasts
- Replaces only the top layer of skin, not the appendages
- Healed barrier that contracts and scars with limited/no function



Full-Thickness Skin Grafts

- Cannot be expanded
- Limitations in size of donor site
- Can only reconstruct small areas

Split-Thickness Skin Graft Donor Sites


Epidermis
Dermis
Follicular bulge
Split thickness
Full thickness

Split-Thickness Skin Graft Harvesting



Skin Graft Donor Site After 2 Years Following Harvest

PolarityTE®
Where Self Regenerates Self™

SkinTE Regenerates Functional Skin

SkinTE Applied to Chronic Wound on Right Lower Extremity (RLE) After Two Years of Failed Treatments



Right Leg: Before SkinTE
Right Leg: After SkinTE
Left Leg: STSG
Pre-SkinTE
SkinTE at ~18 months
2-Year-Old Previously-Placed STSG

No Difference in Sensation Between SkinTE (Right Leg) and Native Skin



2-Point Discrimination Threshold (cm)
8
6
4
2
0
NS
*
SkinTE
Native Skin
STSG

*$P < 0.0001$

Hair Follicles Regenerated from SkinTE Demonstrated Normal Cellular and Structural Architecture

Multi-Modality Imaging of Hair Follicles



Confocal Merge
Confocal Dual
ESEM
Stereoscopic
Native Skin
SkinTE™

Granick M, Baetz N, Labroo P, Milner S, Li W, Sopko N. "*In Vivo* Expansion and Regeneration of Full-Thickness Functional Skin with an Autologous Homologous Skin Construct: Clinical Proof of Concept for Chronic Wound Healing". *Int Wound J.* 2019;1-6.

SkinTE Treats a Broad Spectrum of Wounds

SkinTE Applied to a Diabetic Foot Ulcer



Pre-treatment



~8 weeks after a single application of SkinTE

SkinTE Applied to a Venous Leg Ulcer



Pre-treatment



~7 weeks durability follow-up
(Closed 22 days after single application of SkinTE)

PolarityTE®
Where Self Regenerates Self™

SkinTE Treats a Broad Spectrum of Wounds

Diabetic Foot Ulcer


Initial Wound


~7 weeks after single application of SkinTE


~9 weeks after single application of SkinTE

Venous Leg Ulcer


Initial wound


~13 weeks after single application of SkinTE

Chronic Wound


Initial wound


~6 months after single application of SkinTE

Acute Wound


Initial wound


~13 weeks after single application of SkinTE

SkinTE Treats a Broad Spectrum of Wounds

Pressure Sores – Sacral Ulcer



Initial wound



~9 weeks after single application of SkinTE



24 weeks after single application of SkinTE

Traumatic Injury – Lawnmower Accident



Initial wound



~14 weeks after single application of SkinTE

Traumatic Injury – Motor Vehicle Accident



Initial wound



~20 weeks after single application of SkinTE

Burn



Initial wound



~9 weeks after single application of SkinTE

SkinTE Treats a Broad Spectrum of Wounds

Chronic Recurring Wound



Initial wound



~11 weeks after single application of SkinTE



~24 weeks after single application of SkinTE

Burn Reconstruction



Post-debridement



~13 months after single application of SkinTE

Amputation Wound



Pre-treatment



~20 weeks after single application of SkinTE

Post-Mohs Reconstruction



Initial wound



~4 weeks after single application of SkinTE

SkinTE Clinical Trials in Chronic Wounds


Enrolling
Interim
Complete
Reporting
DFU Pilot
VLU Pilot
DFU RCT
VLU RCT
Pressure Ulcer

Trial	Study description	Study Size	Primary endpoint	Enrollment Status	Status/ Outcomes
1	Multicenter, randomized controlled trial evaluating SkinTE vs standard of care (SOC) in treatment of diabetic foot ulcers (DFU) Study Chair: Dr. David G. Armstrong, Professor of Surgery at USC and founder of Southwestern Academic Limb Salvage Alliance	102 patients	Percentage of ulcers closed at 12 weeks (endpoints also include potential cost effectiveness of SkinTE)	Actively enrolling	• Interim analysis planned at 50 patients • Listed on https://clinicaltrials.gov • NCT03881254
2	Multicenter, randomized controlled trial evaluating SkinTE vs SoC in treatment of venous stasis ulcers (VLU) Study Chair: Dr. David G. Armstrong, Professor of Surgery at USC and founder of Southwestern Academic Limb Salvage Alliance	102 patients	Percentage of ulcers closed at 12 weeks (endpoints also include potential cost effectiveness of SkinTE)	Actively enrolling	• Interim analysis planned at 50 patients • Listed on https://clinicaltrials.gov • NCT03881267

PolarityTE®
Where Self Regenerates Self™


Generated TD
Next 12 Months

SkinTE Pilot Trial Results

Diabetic Foot Ulcer (DFU) Pilot Trial

Results presented at the Diabetic Limb Salvage Conference and the Symposium on Advanced Wound Care and The American Diabetes Association

- 10 of 11 (90.9%) DFUs healed within 8 weeks of a single application of SkinTE
- Median time to closure was 25 days
- DFU sizes ranged from 1.0 to 21.7 cm^2
- One patient was removed from the study at week three due to adverse events not related to the study or SkinTE procedure
- No SkinTE-related adverse reactions

Venous Leg Ulcer (VLU) Pilot Trial

Results presented at the Symposium on Advanced Wound Care

- 8 of 10 (80%) VLUs closed within 12 weeks of a single application of SkinTE
- Of the 2 VLUs not deemed closed within 12 weeks: 1 VLU was the largest in the study (12.2cm2), and closed within 13.5 weeks post a single application of SkinTE; 1 VLU was previously deemed closed, and reopened prior to the 2-week durability visit as a result of external factors unrelated to the SkinTE procedure
- Median time to closure was 21 days
- No SkinTE-related adverse reactions



Late Breaking: Results of a Pilot Evaluation of a Novel Autologous Homologous Skin Construct Treatment of Diabetic Foot Wounds Refractory to Conventional Treatments
Poster #45-LB
Closure of refractory diabetic foot ulcers and venous stasis leg ulcers using a single application of an autologous homologous skin construct in the clinic setting
Poster #CS-03
Keck Medical Center of USC
Poster #CS-001
Pilot Study Assessing Novel Autologous Homologous Skin Construct Treatment of Venous Stasis Leg Ulcers
David G. Armstrong, Dennis Orgill, Robert Galiano, Paul Glat, Charles M. Zelen
SALSA
Baseline
AHSC Deployment
Interim Healing
Validated
Patient 4
Patient 5
Patient 6
Patient 7

PolarityTE®
Where Self Regenerates Self®

* See appendix for full-size posters

SkinTE Clinical Trial in Traumatic Wounds

	Enrolling	Interim	Complete	Reporting
Prospective Lower Extremity	- - - - - - - - - -> (Next 12 Months)			

SkinTE Clinical Trials in Burn Wounds

	Enrolling	Interim	Complete	Reporting
Head-To-Head Burn	———> (Generated TD)	- - - - - - - - - - - - - -> (Next 12 Months)		
Prospective Burn	- - -> (Next 12 Months)			

Generated TD
Next 12 Months



PolarityTE®
Where Self Regenerates Self™

Scientific Recognition

- Peer Reviewed **Publication** in *International Wound Journal*
- Peer Reviewed **Publication** in *Clinical Case Reports*
- Peer Reviewed **Publication** in *Plastic Surgery Case Studies* (in press)
- **64 SkinTE abstracts accepted** for presentation at healthcare, scientific and clinical conferences around the world*
    - **30 SkinTE abstracts accepted** for podium presentations
    - **34 SkinTE abstracts accepted** for poster presentations
- 15 Patient case series accepted as a **Top 200 Abstract** and podium presentation at *American Society of Plastic Surgery – The Meeting* 2019 and published in PRS - Global Open
- SkinTE named a **Top 10 Innovation** by *Podiatry Today* journal
- Article on SkinTE **published** in *The Dermatologist* journal
- DFU Pilot data **published** in Diabetes Watch column in *Podiatry Today* journal
- Diabetic Foot Ulcer Pilot Interim Analysis designated as **"Top Abstract"** at *Diabetic Limb Salvage Conference* in Washington, DC
- DFU Pilot data accepted as **Late Breaking Abstract** for presentation at *The American Diabetes Association 79th Scientific Sessions* in San Francisco, CA
- VLU Pilot Study Data received the **"Highest Scoring Abstract Award"** at SAWC – Fall 2019 (Las Vegas, NV)


SkinTE
Where Self Regenerates Self
PolarityTE
Where Self Regenerates Self
LOBBY • RESTROOMS • TELEPHONES
GALATEA

SEE ALL SCIENTIFIC COMMUNICATIONS

*Numbers from September 2018 – November 2019

Defining the US Market

Venous Leg Ulcers (VLUs)


Prevalence
600k
~200-360k

- Prevalence of Venous Ulcers in the United States
- Amount of Venous Ulcers Persisting For More than 6 Weeks (Referred to as "Chronic")*

Diabetic Foot Ulcers (DFUs)


Prevalence
30.3mm
~1.2 - 3.0mm
~1.0 - 2.5mm

- People in the U.S. With Diabetes
- Diabetics with DFUs
- Patients with DFUs Following 12 Weeks of Conventional Treatment

Pressure Ulcers (PUs)


Prevalence
2.5mm
~670k
~515k

- Estimated Number of Individuals to Develop Pressure Ulcers Annually
- Admitted Patients to Hospitals with 1 or More Pressure Ulcers
- Patients with Pressure Ulcers Applicable to SkintE (Stages II-IV)

*"Conventional Treatment" comprised debridement, saline-moistened gauze, and pressure-relieving orthotics with custom-fitted special shoes and custom inserts

Defining the US Market

Burns


Incidence
486k
40k

- Burn Injuries Receiving Medical Tratment (FY15)
- Yearly Hospitalizations Related to Burn Injury

Wounds From Surgical Procedures


Incidence
~23mm
~230-680k
~120-350k

- Number of Cardiovascular, Digestive, Urinary, Musculoskeletal, and Integumentary In-Patient Surgeries Per Year
- Average Dehiscence Among Inpatient Surgeries
- Dehiscence Requiring Surgical Intervention

Trauma


Incidence
~1.7mm
~82K

- Inpatient Traumatic Injuries Per Year
- Total Inpatient Trauma Cases Resulting in Open Wounds

PolarityTE®
Where Self Regenerates Self™

Dehiscence: "The separation of a surgical incision or rupture of a wound closure."

SkinTE Commercialization

Preclinical → Proof Of Concept → Commercial

SkinTE

Autologous Homologous Skin Construct

2018 Limited Market Release → **2019** Regional Market Release → **2020** Full National Release

Chronic Wounds: Advance clinical evidence

Trauma Wounds: Increase market awareness

Burn Wounds: Work with thought leaders and clinical advisors

SkinTE Was Designed to Reduce Barriers and Increase Availability of Regenerative Treatments



Broad Utilization:

- Surgeons
- Medical Doctors
- Podiatrists
- Physicians Assistants
- Nurses/Nurse Practitioners



Broad Applications To Date:

- Acute wounds
- Chronic wounds
- Traumatic injuries
- Acute burns
- Burn reconstruction
- Scar revision
- Surgical reconstruction
- Replacement of skin grafts



Broad Implementation:

- Wound care centers and clinics
- Physician offices
- Inpatient bedside and ICU
- Inpatient and outpatient operating rooms

Reimbursement







Hospital Inpatient:
- Bundled DRG payments

Outpatient Settings:
- Bundled facility payments

Physician Office:
- Procedure and product payments

Pipeline

Preclinical → Proof Of Concept → Trial → Commercial

SkinTE Cryo
Cryopreserved SkinTE

SkinTE Point of Care
Point of Care SkinTE Device

PTE 11000
Bioactive Dressing

Generated TD
Next 12 Months



PolarityTE®
Where Self Regenerates Self™

OsteoTE™ Registered with the FDA in 2018

Load-Displacement Biomechanical Testing


60
50
40
30
20
10
0
Load (N)
0
0.5
1
1.5
2
Displacement (mm)
OsteoTE +BG
OsteoTE +DG
OsteoTE
Native Bone
Auto Bone Flap
Defect Control
DBM + BMP2

*Pre-Clinical

Pre-Treatment

Post OsteoTE


Craniomaxillofacial
Long Bone
Spine

*Pre-Clinical

Financial Snapshot

- Cash, cash equivalents and short-term investments were $45.9 million as of September 30, 2019
- ~27M shares outstanding as of November 8, 2019
- Products segment achieved 62.5% gross profit margin in 3Q 2019 primarily due to a reduction in direct manufacturing costs*


Products Gross Profit Margin
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1Q 2019
2Q 2019
3Q 2019

* Direct manufacturing costs is a component of cost of sales consisting of materials, freight and labor.

Management Team

Office of the Chief Executive



David Seaburg
President



Richard Hague
Chief Operating Officer



Paul Mann, CFA, MEng, MA (Cantab)
Chief Financial Officer



Stephen Milner, MD, DDS, DSc, FACS
Chief Clinical Officer



Edward Swanson, MD
Chief Translational Medicine Officer & Co-Founder



Nikolai Sopko, MD, PhD
Chief Scientific Officer & Vice President R&D



Caroline Garrett, DVM, DACLAM
Chief Veterinary Officer



Jennifer Burdman, JD
Chief Intellectual Property Officer & Deputy General Counsel



Cameron Hoyler, JD
Executive Vice President Development & Strategy General Counsel



Ivy Estabrooke, MS, PhD
Vice President of Corporate & Government Programs

Board of Directors



Peter Cohen, MBA

Chairman of the Board

- Former Board Member of the NYSE
- Former Chairman of Shearson Lehman Hutton, Inc.
- Former Chairman and CEO of Cowen Inc.
- Vice Chairman and Lead Director of the Board of Directors of Scientific Games Corporation
- Federal Reserve International Capital Markets Advisory Committee



Minnie Baylor-Henry, JD

Director

- Former Johnson & Johnson Worldwide Vice President of Regulatory Affairs for Medical Devices, Vice President of U.S. Regulatory Affairs and Medical Affairs for Specialty Pharmaceuticals
- Served for nearly a decade at the U.S. Food and Drug Administration
- Past Chair of the Food and Drug Law Institute and the Drug Information Association



Willie Bogan, JD, MA

Director

- Previously Associate General Counsel and Corporate Secretary of McKesson Corporation
- Stanford Law School JD
- Rhodes Scholar, Oxford University MA in Politics and Economics
- Dartmouth College Phi Beta Kappa and Summa Cum Laude



Ramses Erdtmann

Director

- Managing Partner at Point Sur Investors
- Grew Pharmacyclics from 47 employees, & market cap of $20 Million, to 634 employees & market cap of $21 Billion
- Remained with AbbVie as a consultant until 2016 post the acquisition of Pharmacyclics by AbbVie



Jeff Dyer, MBA, PhD

Director

- Horace Beesley Professor of Strategy at Brigham Young University & the Wharton School, University of Pennsylvania
- Internationally recognized strategy & innovation expert
- Author of business bestsellers Innovator's DNA & The Innovator's Method
- Most published strategy scholar in Harvard Business Review



Jon Mogford, PhD

Director

- Vice Chancellor for Research, Texas A&M University System: 11 universities, 7 state agencies, 30K faculty, 135K students, $945M annual budget
- Former Deputy Director of the Defense Advanced Research Projects Agency (DARPA), Defense Sciences Office (DSO)

Welcome to the Shift®

PolarityTE Corporate
www.PolarityTE.com
ParadigmShift@PolarityTE.com
Corporate Inquiries: (800) 378-2694
CorporateInquiries@PolarityTE.com
Nasdaq: PTE

PolarityTE Investor Relations
Rich Haerle, MBA, MPH
VP of Investor Relations
IR Inquiries: (385) 237-5786
IR@PolarityTE.com



Appendix

PolarityTE®
Where Self Regenerates Self™

SkinTE: FDA Registered Through 361 HCT/P Pathway

- Minimally manipulated
- Autologous – from the patient, for the patient
- Homologous – skin for skin
- Manufacture must not involve combination with another article, except for water, crystalloids or a sterilizing, preserving or storage agents
- 361 HCT/P products are subject to post-market regulatory requirements including compliance with current good tissue practices cGTP, adverse reaction reporting, and post-market FDA inspections
- The FDA closed out the July 2018 inspection of the PolarityTE Salt Lake City, UT manufacturing facility and classified the inspection as Voluntary Action Indicated, or "VAI."

* Based on FDA's definitions regarding its inspection classifications, a VAI classification means that while FDA found and documented certain conditions during its inspection, FDA is not prepared to take or recommend administrative or regulatory action with respect to such inspectional observations.


SmartDate

Where Skin Grafts Fail

SkinTE Following Replacement of Split-Thickness Skin Graft in Fibrotic Wound Bed



Conducting pinch test of SkinTE at 6 months



Excision of skin graft
2 weeks post-op
4 Weeks Post-Op
6 weeks post-op
a.
b.
c.
d.
STSG

Punch biopsy of SkinTE-regenerated skin depicts all layers of full-thickness skin and appendages



Rete pegs located at epidermal/dermal junction prevent shear skin

PolarityTE®
Where Self Regenerates Self™

Chronic Wound

SkinTE Applied to Chronic Wound on Right Lower Extremity (RLE) After Two Years of Failed Treatments



2-year-old chronic refractory wound on right lower extremity



Right lower extremity ~12 weeks after single application of SkinTE



2-year-old previously placed skin graft on left lower extremity

PolarityTE®
Where Self Regenerates Self™

Patient Experience

"If I had to choose between SkinTE and another skin graft,

I would choose SkinTE every time, because it is actually working,

and you do not have a huge area of healthy skin removed that also then needs to heal, like with traditional skin grafts."

—Devon, a SkinTE Patient



Feedback from Patients, Providers and Thought-Leaders

“My skin is smooth. The hair is actually growing back. It doesn’t itch.”

—Natasha, Burn Survivor and SkinTE Patient

"The science and clinical application of regenerative products is a major emphasis at Rutgers. Thus far, I have used SkinTE in a variety of clinical settings. The capacity of this product to regenerate a skin that functionally resembles normal skin is very impressive.”

—Mark Granick*, MD

“I believe in this product, and I’m excited about its potential in treating some of our wounded heroes, especially burn victims.”

—Jay W. Hood*, Retired U.S. Army Major General

*A consultant/clinical advisor for PolarityTE



Pola
here Self



Natasha, Burn Survivor and SkinTE Patient

PolarityTE®
Where Self Regenerates Self

Poster #CS-03

Closure of refractory diabetic foot ulcers and venous stasis leg ulcers using a single application of an autologous homologous skin construct in the clinic setting

David G. Armstrong[1,2], Dennis Orgill[3], Robert Galiano[4], Paul Glat[5], Charles M. Zelen[6]

1 Southwestern Academic Limb Salvage Alliance (SALSA), Los Angeles, CA; 2 Keck School of Medicine, University of Southern California, Los Angeles, CA; 3 Division of Plastic Surgery, Brigham and Women's Hospital, Boston, MA; 4 Division of Plastic & Reconstructive Surgery, Northwestern University Feinberg School of Medicine, Chicago, IL; 5 Drexel University School of Medicine, Philadelphia, PA; 6 Professional Education and Research Institute, Roanoke, VA

Corresponding Author – cmzelen@periedu.com

Introduction

Chronic lower extremity wounds including diabetic foot ulcers (DFUs) and venous stasis leg ulcers (VLUs) represent an increasing burden on the health care system, which are often refractory to standard of care combined with advanced wound therapy. Recent innovations in autologous wound therapies have come to the forefront of wound care with the development of a novel autologous homologous skin construct (AHSC) using the patient's own skin-derived regenerative cellular populations to close difficult to treat wounds. AHSC is a human cellular and tissue-based product derived from a patient's own skin to regenerate full-thickness, functionally-polarized skin with all of its layers. In this pilot study, 11 patients with diabetic foot ulcers and 5 venous stasis ulcer patients treated with AHSC were evaluated, all being refractory to at least a month of conservative care.

Methods

Following informed consent, a 1.5cm² piece of full-thickness skin was harvested from the proximal calf in the clinic and sent to the manufacturing facility where the entire harvest was processed into AHSC and returned to the provider within 48 hours. Donor sites were closed primarily. In the clinic setting, wounds were debrided and AHSC was deployed evenly and dressed with a silicone dressing and secured in place with steri-strips and supported with an absorbent foam covered by a triple-layer compression wrap (Figure 1). The patients returned for weekly dressing changes per routine and healing progression was documented with digital photography for at least two weeks post wound closure during durability check-ups (Figure 3-10).

Results

11 DFU patients with Wagner 1 and Wagner 2 wounds and 5 VLU wounds refractory to standard dressing care were treated with a single application of AHSC. DFU wounds were located on the heel, plantar and lateral dorsal locations of the foot. VLU wounds were located on the calf and shin. 10 of 11 DFU and 5 of 5 VLU wounds demonstrated granulation, progressive epithelialization and wound closure 12 weeks after a single application of AHSC, and the wounds remained closed as observed during 2+ week durability follow-up visits. A patient with prior lower extremity hardware developed an infection not related to the AHSC-treated wound requiring extensive debridement including the DFU treated with AHSC. All full thickness skin donor harvest sites remained closed with minimal morbidity. 10 of the 11 DFU wounds were closed and there were no related adverse events reported.

AHSC Workflow for Clinic Setting


Provider Receives Harvest Box
Elliptical Donor Skin Harvested (Donor Site Closed Primarily)
Donor Skin Placed in Crystalloid Solution
Donor Skin Placed in NanoCool, Shipped to AHSC Manufacturer
AHSC Returned to Provider in 48 hrs
AHSC Deployed onto Wound Bed

Wound Dressing Protocol


Debridement
Deployment
Silicone Dressing
2 cm overlap
Affix Silicone
Foam Dressing
Off-loading
Soft Wrap
Conforming Wrap
Cohesive Wrap

Figure 1: Instructions for AHSC deployment and dressing regimen up to Day 14. (Additional off-loading with CAM boot or total contact cast not shown.)

Wound Classification


Lower Extremity Defect
Deployment
Granulation
Epithelialization

Figure 2: Wound healing progression classification *(example case, not from pilot study).*

DFU of 1st Metatarsal Head (2.7cm² defect)


Wound Day 0
Day 0 - AHSC Deployment
Day 25 post AHSC Therapy
Day 39 Post AHSC Therapy
Closed - Day 49
Durability Follow-up: Wound still closed 64 days post AHSC

Figure 3: Patient presented with 2.7 cm² DFU on the 1st metatarsal of the right foot and demonstrated a durable response to AHSC therapy after the wound closed 49 days post treatment.

DFU of Right Sole (1.3 cm² defect)


Day 0 Pre AHSC Therapy
Day 7 Post AHSC Therapy
Closed – Day 14

Figure 4: The 1.3 cm² DFU wound fully closed 2 weeks post AHSC therapy.

DFU of Left Heel (21.7 cm² defect)


Day 0 – Debrided Wound
Day 0 – AHSC Deployment
Day 7 Post AHSC Deployment
Day 34 Post AHSC Deployment
Wound Closed 60 Days Post AHSC Deployment

Figure 5: Patient presented with DFU of right heel and a secondary calcaneus wound. The wound size was measured at 21.7 cm² at pre-therapy presentation and was deemed fully closed 60 days post AHSC therapy. Healing progression over this time period demonstrated progressive re-epithelization and closure of the chronic wound. Two weeks post closure the wound remained healed as observed during a durability follow-up visit. The donor site healed with no complications.

DFU of Medial Foot (1.7 cm² defect)


Day 0
Day 7
Closed - Day 25

Figure 6: Patient presented with a Wagner 2 DFU of the right medial foot over the first metatarsal involving joint capsule. The wound size was measured at 1.7 cm² at pre-therapy presentation and was deemed fully closed around 3 weeks post AHSC therapy. Healing progression over 25 days demonstrated durable re-epithelization and full closure of the chronic wound.

VLU of Left Proximal Ankle (12.2 cm² defect)


Day 0
Day 14
Day 28
Day 60
Closed - Day 94
Follow Up - Day 115

Figure 7: Patient presented with 12.2 cm² VLU wound of the left ankle, experienced rapid epithelization and closure. Patient's wound demonstrated a durable response to AHSC therapy upon observation 115 days post treatment.

VLU of Left Shin (2.9 cm² defect)


Day 0
Day 0 – AHSC Deployment
Closed - Day 22
Follow Up - Day 28
Follow Up - Day 47
Day 28 – Donor site

Figure 8: Patient presented with a chronic VLU of the left shin. The wound size was measured at 2.9 cm² at pre-therapy presentation and was deemed fully closed 22 days post AHSC therapy. Healing progression over this time period demonstrated progressive re-epithelization and closure of the chronic wound. Three weeks post closure, the wound remained healed as observed during a durability follow-up visit. The donor site which was closed primarily healed with no complications.

VLU of Left Calf (3.3 cm² defect)


Day 0
Day 0 – AHSC Deployment
Day 7
Closed - Day 18

Figure 9: The patient presented with a 3.3 cm² VLU wound of the left calf and experienced rapid epithelization and closure within 18 days post AHSC therapy. Patient's wound demonstrated a durable response to AHSC therapy upon observation at a follow-up visit 47 days post treatment.

VLU of Left Calf (3.3 cm² defect)


Day 0
AHSC Deployment
Closed - Day 28
Day 45

Figure 10: The patient presented with a 3.3 cm² VLU wound of the left calf and experienced rapid epithelization and closure within 28 days post AHSC therapy. Patient's wound demonstrated a durable response to AHSC therapy upon observation at a follow-up visit 45 days post treatment.

Conclusions

AHSC successfully closed DFUs and VLUs refractory to dressing care with a single application. This clinical pilot study illustrates a new and unique autograft warranting further evaluation with randomized controlled trials to further validate its efficacy as a wound healing therapy for chronic lower extremity wounds.

Disclosures

The Professional Education and Research Institute, whose medical director is Charles Zelen DPM, FACFAS, received research funds from PolarityTE, Inc. to administer these clinical pilots. David Armstrong DPM, MD, PhD is the principal investigator of these pilot cases and the randomized controlled clinical trial that will follow. The other authors have nothing to disclose. PolarityTE assisted in assembling this poster.

Poster #45-LB

Late Breaking: Results of a Pilot Evaluation of a Novel Autologous Homologous Skin Construct Treatment of Diabetic Foot Wounds Refractory to Conventional Treatments

David G. Armstrong[1,2], Dennis Orgill[3], Robert Galiano[4], Paul Glat[5], Charles M. Zelen[6]

1 Southwestern Academic Limb Salvage Alliance (SALSA), Los Angeles, CA; 2 Keck School of Medicine, University of Southern California, Los Angeles, CA; 3 Division of Plastic Surgery, Brigham and Women's Hospital, Boston, MA; 4 Division of Plastic & Reconstructive Surgery, Northwestern University Feinberg School of Medicine, Chicago, IL; 5 Drexel University School of Medicine, Philadelphia, PA; 6 Professional Education and Research Institute, Roanoke, VA

Corresponding Author – cmzelen@periedu.com

Introduction

Diabetic foot ulcerations (DFUs) are one of the most common complications associated with diabetes. Diabetic patients have a 19-34% likelihood of incurring lower extremity ulcers in their lifetime[1]. Conventional therapies commonly fail to fully treat these complex wounds. The percent of DFUs healed with standard of care treatment is ~59.3% after 12 weeks[2]. More than 50% of diabetic ulcers become infected and 20% of those with moderate-to-severe infection result in amputation[1]. Strikingly, nearly 85% of diabetes-related amputations are preceded by an ulceration[3]. This indication and the complications refractory to standard of care have an enormous effect on our healthcare system as annual diabetes care costs around $176 billion, of which about $58 billion is related to lower extremity wound care[1].

The difficulty of closing these wounds successfully while maintaining a durable therapeutic response has given providers reason to seek, validate, and utilize alternative patient management strategies to more effectively heal diabetic foot ulcers. An autologous homologous skin construct (AHSC) (SkinTE™, PolarityTE, Salt Lake City, UT) was developed to heal and close complex dermal wounds such as chronic defects, burns, burn reconstruction, and acute complex traumatic wounds[4,5].

We designed a pilot study to evaluate the safety and efficacy of a single application of AHSC to close diabetic foot ulcers recalcitrant to conventional treatments and the feasibility of its use in an outpatient wound care environment.

Methods

11 consecutive patients with Wagner 1 or Wagner 2 patients without signs of active infection that demonstrated lack of healing progression following at least 4 weeks of standard of care were treated with a single application of AHSC. At their initial office evaluation visit, a 1.5cm² full-thickness skin harvest was obtained from the proximal calf using local anesthesia and sterile technique and sutured closed. The sample was sent to an FDA-registered facility (PolarityTE, Salt Lake City, UT) for processing of AHSC and returned to the provider within 48 hours. During their deployment office visit 3 days following harvest, index ulcers were cleaned and debrided per standard of care and AHSC was spread across the wound bed and secured in place with a silicone dressing affixed with Steri-Strips, which was bolstered with an absorptive foam, kerlix wrap, ace bandage, and an adherent wrap. Affected limbs were offloaded using a CAM boot. Dressings were changed weekly, replacing silicone at the third dressing change. Healing and graft take was monitored with photo documentation, and closure was calculated with validated wound management software (eKare, Fairfax, Virginia). Following wound closure, images of closed wounds were confirmed by a panel of reviewers and deemed closed if consensus was achieved. Patients returned to clinic 2 weeks after confirmation of healing to evaluate for durability of closure. Harvest sites were assessed for closure. Patient wound discomfort was monitored via wound scale survey. Wound microvascular and tissue perfusion was assessed with fluorescent imaging (Stryker, Kalamazoo, MI) in two randomly selected patients. Patient consents for use of imaging and retrospective IRB approval was obtained (WIRB approved protocol #20191456).

Results

Patient mean age was 66.6 years (SD: 2.7 years; range: 47.9-87.4 years). Their mean body mass index was 30.4 (SD: 6.1, range: 21.7-42.1). Ten subjects (90.9%) used a cam boot for offloading, the other subject used diabetic shoes. One subject (9.1%) had a previous hallux amputation. The subjects had multiple comorbidities (mean: 6.4, SD: 2.1, range: 3-9). The majority of subjects had hyperlipidemia (n = 9, 81.8%) and hypertension (n = 7, 63.6%); all had bilateral foot neuropathy. The mean duration of the DFUs was 8.5 weeks (SD: 6.6 weeks, range: 4-26 weeks).

All 11 subjects underwent the harvest and AHSC application procedures. There were 2 adverse events (AE) reported (AE rate = 18.1%), including 1 serious AE, neither was related to the study device or procedure. One AE was a result of the harvest site wound of 1 subject opening up the night of primary closure and was reclosed in the emergency room, with no further complications reported. The serious AE occurred in 1 subject with prior lower extremity hardware and fusion, who was withdrawn from the study at week 4 after a secondary wound developed on the ankle and became infected, requiring extensive debridement that included the study ulcer.

All harvest site wounds healed. All 11 DFUs had complete graft take observed after 1 week of AHSC application. Ten DFUs (90.9%) healed within 8 weeks of AHSC application. **The mean time to heal for all 11 wounds was 29.7 days** [SD: 4.98; 95% Confidence Interval (CI): 19.9-39.4]; the median time to heal was 25.0 days (SD: 5.41; 95% CI: 14.4-35.6). At 4 weeks, the mean PAR for all 11 wounds was 83.1% (SD: 31.3%; range -2.0%-100%).

AHSC Workflow for Clinic Setting


Provider Receives Harvest Box
Elliptical Donor Skin Harvested (Donor Site Closed Primarily)
Donor Skin Placed in Crystalloid Solution
Donor Skin Placed in NanoCool, Shipped to AHSC Manufacturer
AHSC Returned to Provider in 48 hrs
AHSC Deployed onto Wound Bed

Dressing protocol


1
Debridement
2
Deployment
3
Silicone Dressing
4
Affix Silicone
5
Foam Dressing
6
Off-loading (if applicable)
7
Soft Wrap
8
9
Conforming Wrap Cohesive Wrap

Changes in gene expression following AHSC processing


A.
B.
C.
D.
Color Key
Density
Wound healing
Stem cell
P-value distribution
-log10 (p-value)
Foldchange [AHSC vs Native]

Figure 1: **AHSC promotes changes in targeted gene expression in human tissue *in vivo*.** Hierarchical clustering of (A) stem cell and (B) wound healing gene expression arrays in human tissues. (C) Density plot of differentially expressed genes (native vs. AHSC) paired Student's t-test p-values. (D) Volcano plot showing gene expression differences between native and AHSC tissues for wound healing and stem cell analyses. Transcripts that have a P< 0.05 for wound healing and stem cell panels are shown as black and red dots, respectively.

Case #08: DFU of Right Sole (1.3 cm² defect)


3 Days Pre AHSC Therapy
Day 4 Post AHSC Therapy
Closed – Day 11
Still Closed – Day 25

Figure 2: The 1.3 cm² DFU fully closed 11 days post AHSC therapy. The wound was observed to still be fully healed during a 25 day post-therapy durability visit.

Case #07: DFU of Left Heel (21.7 cm² defect)


Day 0 – Debrided Wound
Day 0 – AHSC Deployment
Day 7 Post AHSC Deployment
Day 35 Post AHSC Deployment
Wound Closed 56 Days Post AHSC Deployment
63 Day follow-up Post AHSC Deployment

Figure 3: Patient presented with DFU of right heel. The wound size was 21.7 cm² pre-therapy and was deemed fully closed 56 days post AHSC therapy. Healing progression over this time period demonstrated progressive re-epithelization and closure of the chronic wound. 126 days post closure the wound remained healed as observed during a durability follow-up visit.

Case #05: DFU of 1st Metatarsal of Left Foot (1.4 cm² defect)


Day 0
AHSC Deployment
Day 14
Closed - Day 21

Figure 4: The 1.4 cm² DFU wound fully closed 3 weeks post AHSC therapy. The wound was observed to still be fully healed during post therapy durability visit, 42 days post application.

Case #01: DFU of Left Foot (1.0 cm² defect)


3 Days Pre AHSC Therapy
Day 11
Closed - Day 18
Follow Up - Day 35

Figure 5: Patient presented with 1.0 cm² DFU of the left foot, experienced rapid epithelization and closure. Patient's wound demonstrated a durable response to AHSC therapy upon observation 35 days post treatment.

Case #04: DFU of 1st Metatarsal Head (2.7cm² defect)


3 Days Pre AHSC Therapy
AHSC Deployed – Day 0
Day 25 Post AHSC Therapy
Day 39
Wound Closed - Day 46
Wound Still Closed - Day 60

Figure 6: Patient presented with 2.7 cm² DFU demonstrated a durable response to AHSC therapy after the wound closed 46 days post treatment.

Case #03: DFU of Medial Foot (1.7 cm² defect)


3 Days Pre AHSC Therapy
AHSC Deployed - Day 0
Day 4
Still Closed - Day 39

Figure 7: Patient presented with a Wagner 2 DFU of the right medial foot over the first metatarsal involving joint capsule. The wound size was measured at 1.7 cm² at pre-therapy and was deemed fully closed 25 days post AHSC therapy. Healing progression over 60 days demonstrated durable re-epithelization and full closure of the chronic wound.

Cohort Details/ Summary of Results

Case #	Age	Sex	Diabetes Type	Wound size	Wagner Grade	Closure Time	Durability Validation
01	59	Male	Type II	1.0 cm²	Wagner 1	18 days	35 days
02	56	Male	Type II	1.3 cm²	Wagner 2	33 days	53 days
03	82	Male	Type II	1.7 cm²	Wagner 2	25 days	60 days
04	56	Male	Type II	2.7 cm²	Wagner 2	46 days	60 days
05	78	Female	Type II	1.4 cm²	Wagner 1	21 days	42 days
07	48	Female	Type II	21.7 cm²	Wagner 2	56 days	126 days
08	87	Female	Type II	1.3 cm²	Wagner 1	11 days	25 days
09	75	Female	Type II	1.0 cm²	Wagner 1	11 days	25 days
10	63	Female	Type II	2.0 cm²	Wagner 1	18 days	25 days
11	72	Female	Type II	3.4 cm²	Wagner 2	46 days	53 days
06	54	Female	Type II	5.1 cm²	Wagner 1	Dropped out due to 2° infection (Day 21)	
Mean	66.6			3.87 cm²		29.7 days	50.4 days
Median	63.0			1.4 cm²		25.0 days	47.5 days

Conclusions

These pilot results suggest a single application of AHSC is able to close difficult to treat Wagner 1 and Wagner 2 diabetic foot ulcers and could be successfully employed in the clinic setting using normal work flows. This clinical pilot study illustrates this novel technology, with 100% graft take, may be an effective treatment for wound care providers, and warranted the initiation of a multi-center randomized-controlled trial for further evaluation (NCT03881254).

References

1. Armstrong DG, Boulton AJM, Bus SA. Diabetic Foot Ulcers and Their Recurrence. *New England Journal of Medicine*. 2017 Jun 15;376(24):2367-2375.
2. Ince P, Game FL, Jeffcoate WJ. Rate of healing of neuropathic ulcers of the foot in diabetes and its relationship to ulcer duration and ulcer area. *Diabetes Care*. 2007 Mar;30(3):660-3.
3. Pendsey SP. Understanding diabetic foot. *International Journal of Diabetes in Developing Countries*. 2010;30(2):75–79. doi:10.4103/0973-3930.62596
4. Mundinger GS, Patterson CW, Co-Author:. Abstract: Replacement of Contracted Split-Thickness Skin Graft and Keloid Scar with a Self-Propagating Autologous Skin Construct (SkinTETM). *Plastic and Reconstructive Surgery – Global Open*. 2018;6(9 Suppl):95-95. Published 2018 Sep 26.
5. Granick MS, Baetz NW, Labroo P, Milner S, Li WW, Sopko NA. *In vivo* expansion and regeneration of full-thickness functional skin with an autologous homologous skin construct: Clinical proof of concept for chronic wound healing. *International Wound Journal*. 2019 Mar 13. [Epub ahead of print]

Disclosures

The Professional Education and Research Institute, whose medical director is Charles Zelen DPM, FACFAS, received research funds from PolarityTE, Inc. to administer these clinical pilots. David Armstrong DPM, MD, PhD is the principal investigator of these pilot cases and the randomized controlled clinical trial that will follow. The other authors have nothing to disclose. PolarityTE assisted in assembling this poster.

Poster #CS-001

Pilot Study Assessing Novel Autologous Homologous Skin Construct Treatment of Venous Stasis Leg Ulcers

David G. Armstrong[1,2], Dennis Orgill[3], Robert Galiano[4], Paul Glat[5], Charles M. Zelen[6]

1 Southwestern Academic Limb Salvage Alliance (SALSA), Los Angeles, CA; 2 Keck School of Medicine, University of Southern California, Los Angeles, CA; 3 Division of Plastic Surgery, Brigham and Women's Hospital, Boston, MA;

4 Division of Plastic & Reconstructive Surgery, Northwestern University Feinberg School of Medicine, Chicago, IL; 5 Drexel University School of Medicine, Philadelphia, PA; 6 Professional Education and Research Institute, Roanoke, VA

Corresponding Author – cmzelen@periedn.com

Introduction

Venous leg ulcers (VLUs) constitute a significant burden on the worldwide health care system and are often refractory to standard treatments. VLUs have a high recurrence rate, 60% to 70%[1] with the highest rates of recurrence occurring within the first 3 months after healing, therefore delivering all the elements of native skin can potentially reduce this risk. A novel autologous homologous skin construct (AHSC), which is made from a small harvest of healthy full-thickness skin containing endogenous regenerative cellular populations,[2,3] was evaluated for the treatment of VLUs in an open-label single-arm pilot study to aid in design of a larger randomized controlled trial (NCT03881267).

Methods

10 VLUs, all being refractory to at least a month of prior dressing care, were treated with a single application of AHSC. A 1.5cm^2 full-thickness skin harvest from the proximal calf was collected in the clinic and sent to an FDA-registered facility where it was processed into AHSC and returned to the provider within 48 hours. AHSC was spread evenly across the wound and wrapped with non-adherent, non-absorbent dressing. All wounds received full compression dressing. Healing was documented with digital photography and 3D planimetry during weekly dressing changes. Wound closure was verified by a panel of blinded adjudicators following initial closure documentation. IRB approval for retrospective reporting was obtained (WIRB 1260709).

Results

- Ten patients (5 men, 50%) with a mean age of 66 years [standard deviation (SD): 10; range 51-78] were consecutively screened and enrolled into the study. Nine patients (90%) were White, and 1 (10%) was Hispanic. The patients had multiple comorbidities (mean: 7; SD: 3; range 3-12), and 8 (80%) had type II diabetes. Eight patients' VLUs had a known duration of a mean 15 weeks (SD: 14; range: 4-47). Their mean initial wound area was 4 cm^2 (SD: 4, range: 1.3-12.2).
- All 10 patients underwent the harvest and application procedures. All harvest sites closed and graft take was observed in all patients. Overall, nine patients' VLUs closed and remained closed at the closure confirmation visit, and eight patients' VLUs closed within 12 weeks and remained closed on closure confirmation visit. Patient No. 3 had a VLU that persisted for 7 months and failed prior split-thickness skin grafting. It closed within 13.5 weeks of a single application of AHSC, which was confirmed on follow-up visit. The VLU of patient No. 9 reopened prior to the closure confirmation visit as a result of a whitewater rafting incident that occurred after the wound was first observed healed. **The median time to heal was 21 days** (SE: 3; 95% CI: 15-27). The mean time to close was 34 days [standard error (SE): 10; 95% CI: 14-53].
- There was 1 SAE (back infection) (AE rate = 10%) not related to the study product or procedure: The subject missed a visit after hospitalization for a back infection during Week 3 and returned to the clinic on Week 4 with a healed VLU.
- The mean pain reported during the harvest procedure was 4 (SD: 2), which decreased to 3 (SD: 2) during the application procedure. Pain was then minimal (0-2) from the follow-up visits through the healing confirmation visit.


Survival Function
Censored
Probability of Wound Healing
Time to Heal (Days)

Kaplan Meier time-to-heal curve. The mean time to heal was 34 days [standard error (SE): 10; 95% CI: 14-53]. The median time to heal was 21 days (SE: 3; 95% CI: 15-27).

AHSC Workflow for Clinic Setting


Skin harvest
PolarityTE
AHSC

- The full-thickness harvest is sent to an FDA-registered facility where it is manufactured into AHSC.
- AHSC is returned with in 24 hours back to the provider.
- AHSC is designed to work with each individual provider's workflow and can be returned anytime within a 10 day period of the harvest if the provider prefers.

Dressing Protocol


1
Debridement
2
Deployment
3
Silicone Dressing
4
Affix Silicone
5
Foam Dressing
6
Off-loading
(if applicable)
7
Soft Wrap
8
9
Conforming Wrap
Cohesive Wrap

Changes in Gene Expression after AHSC Processing


A.
B.
Color Key
C.
D.
Density
Wound healing
Stem cell
P-value distribution
-log10 (p-value)
Foldchange
[AHSC vs Native]

Figure 1: AHSC promotes changes in targeted gene expression in human tissue *ex vivo*. Hierarchical clustering of (A) stem cell and (B) wound healing gene expression arrays in human tissues. (C) Density plot of differentially expressed genes (native vs. AHSC) paired Student's t-test p-values. (D) Volcano plot showing gene expression differences between native and AHSC tissues for wound healing and stem cell analyses. Transcripts that have a P< 0.05 for wound healing and stem cell panels are shown as black and red dots, respectively. *Figure used with permission from PolarityTE, Inc.*

Healing Progression VLUs Treated with Autologous Homologous Skin Construct


Baseline
AHSC Deployment
Interim Healing
Validated
Patient 4
11 Days Post-AHSC
42 Days Post-AHSC
Patient 5
7 Days Post-AHSC
42 Days Post-AHSC
Patient 6
11 Days Post-AHSC
41 Days Post-AHSC
Patient 7
18 Days Post-AHSC
32 Days Post-AHSC

Figure 2: Representative images of the initial wounds, AHSC deployment, and healing progression of four patients with chronic venous stasis leg ulcers. These wounds, that were refractory to standard of care, were treated with a single application of AHSC and demonstrated graft take, granulation and progressive epithelialization and ultimately wound closure in less than 30 days. Validated images presented herein were taken at durability follow-up visits after the wound closed.

Chronic VLU That Failed Split-Thickness Skin Grafting


Day 0
Day 14
Day 28
Day 60
Closed - Day 94
Follow Up - Day 115

Figure 3: Patient 3 presented with a 12.2 cm^2 VLU wound of the left ankle that had persisted for 7 months and had failed prior split-thickness skin grafting. Patient's wound closed in 13.5 weeks and demonstrated a durable response to AHSC therapy upon observation 115 days post treatment.

Conclusions

AHSC successfully closed VLUs refractory to dressing care with a single application in this pilot study. Standard of care wound closure rates are 37-46% at 12 weeks.[4] AHSC pilot study demonstrated a 12-week closure rate of 80% with a median time to closure of 21 days. Comparable products require multiple applications and thus a potential increased cost to institutions, insurers and patients – whereas AHSC demonstrated durable closure of VLUs with only a single application. The workflow for this pilot also demonstrated AHSC as a therapeutic solution easily delivered in a clinic setting.[5] These initial findings are being further evaluated with a randomized controlled trial (NCT03881267).

Disclosures

The Professional Education and Research Institute, whose Medical Director is Charles Zelen DPM, FACFAS, received research support from PolarityTE to administer this clinical pilot and the randomized controlled trial underway. All authors are directly involved with the pilot and randomized controlled trial currently enrolling. PolarityTE assisted in assembling this poster. The authors would like to thank Dr. Marissa Carter and Kristen Eckert (Strategic Solutions, Inc) for their assistance with statistical analysis.

References

1. Abbade LPF, Lastória S. Venous ulcer: epidemiology, physiopathology, diagnosis and treatment. International *Journal of Dermatology*. 2005;44(6):449–456.
2. Mundinger GS, Patterson CW, Co-Author:. Abstract: Replacement of Contracted Split-Thickness Skin Graft and Keloid Scar with a Self-Propagating Autologous Skin Construct (SkinTETM). *Plastic and Reconstructive Surgery – Global Open*. 2018;6(9 Suppl):95-95. Published 2018 Sep 26.
3. Granick MS, Baetz NW, Labroo P, Milner S, Li WW, Sopko NA. *In vivo* expansion and regeneration of full-thickness functional skin with an autologous homologous skin construct: Clinical proof of concept for chronic wound healing. *International Wound Journal*. 2019 Mar 13. [Epub ahead of print]
4. C Iglesias, EA Nelson, NA Cullum and DJ Torgerson. VenUS I: a randomized controlled trial of two types of bandage for treating VLUs. *Health Tech Assess* 2004; Vol. 8: No. 29.
5. Jeff A. Hall. Top 10 Innovations In Podiatry. *Podiatry Today*. Volume 32, Issue 7. July 2019, Pages: 28-34.

About SkinTE™

SkinTE is a human cellular and tissue-based product derived from a patient's own skin (autologous) intended for the repair, reconstruction, and replacement of skin tissue. SkinTE is intended to be used by medical professionals for homologous uses of skin tissues/integument. Aseptic surgical procedures and handling during skin harvest, wound preparation and SkinTE deployment are mandatory.

Important Safety Information

Failure to ensure proper aseptic technique may result in contamination of the tissue product and wound bed. Contamination of the tissue product and/or wound bed due to failure to ensure aseptic technique could result in local, regional, or systemic infection, partial or complete failure of graft take, healing, and/or regeneration, and/or serious injury. Failure to follow instructions may lead to sub-optimal outcomes and/or product failure. Pathology that would limit the blood supply and compromise healing, nonvascular surgical sites, and general medical condition should be considered when selecting patients for SkinTE. Such conditions may compromise successful outcomes or lead to sub-optimal results.

Potential adverse effects may include but are not limited to the following: local tissue, wound bed, regional tissue, or systemic infection, hypersensitive, allergic, or other immune response to the product or trace amounts of antibiotic retained from primary harvest, deleterious effects on potential surrounding or adjacent autologous, allogeneic, or xenogeneic grafts, skin substitutes, or other reconstructions including infection and/or failure of adjacent grafted material to take and heal, requirement for further surgical operations(s) and/or debridement.